Exhibit 99.1

Western Union to Acquire International Money Express, Inc.

Strategic acquisition strengthens North America retail presence and operating model, expands Intermex beyond its historically high growth Latin America corridors, and is expected to accelerate digital new customer acquisition

Denver and Miami – August 10, 2025 – The Western Union Company (“Western Union”) (NYSE: WU) and International Money Express, Inc. (“Intermex”) (NASDAQ: IMXI) today announced they have entered into a definitive agreement under which Western Union will acquire Intermex in an all-cash transaction at $16.00 per IMXI share, representing a total equity and enterprise value of approximately $500 million.

This acquisition strengthens Western Union’s retail offering in the U.S., expands market coverage in high potential geographies, and is expected to accelerate digital new customer acquisition. Intermex’s deep market knowledge, strong agent relationships, and operational expertise further positions Western Union to capture growth in the Americas.

“This acquisition is a disciplined, strategic step that strengthens our North America operations and expands our presence with key consumer segments across the U.S.” said Devin McGranahan, President and CEO of Western Union. “Intermex has built a well-recognized brand, as well as strong agent and customer relationships. Together, we will expand our retail footprint, unlock operational efficiencies, and accelerate digital engagement.”

“This agreement represents an exciting opportunity to provide Intermex’s shareholders with significant and certain value, accelerating our omni-channel strategy, while continuing to deliver for our customers,” said Bob Lisy, Chairman and CEO of Intermex. “This combination with Western Union brings together two complementary businesses that are well positioned to drive growth across North America.”

Strategic Rationale and Benefits:

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Strategic Alignment
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Unique opportunity for Western Union to acquire a well-positioned remittance business, adding scale in historically high-growth Latin America geographies.
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Opportunity to serve Intermex’s 6 million customers, giving them access to Western Union’s robust digital platforms and capabilities.
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Strengthened U.S. Retail Platform
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Expands and stabilizes Western Union’s U.S. retail footprint, enhancing resilience and improving customer access across the Americas.
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Creates an opportunity to leverage Intermex’s decades of operational and cultural expertise to drive targeted, sustainable retail growth.
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Meaningful Synergy Potential
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Expect $30 million in annual run-rate cost synergies within 24 months.
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Potential for additional revenue synergies through broader distribution and product offerings, enhancing speed, reliability, and customer value.

Transaction Details:

Under the terms of the agreement, Western Union will acquire Intermex for $16.00 per share in cash, representing approximately $500 million in equity and enterprise value. This reflects a roughly 50% premium to its 90-day volume-weighted average price.

The acquisition is expected to be immediately accretive to Western Union’s adjusted EPS by more than $0.10 in the first full year post close and to generate approximately $30 million in annual run-rate cost synergies within the first 24 months, with potential further upside from revenue synergies by integrating Intermex’s capabilities into Western Union’s partner and customer network.

The transaction has been unanimously approved by Western Union’s Board of Directors. Intermex’s Board of Directors – acting on the unanimous recommendation of its independent Strategic Alternatives Committee – has also unanimously approved the transaction and recommends that Intermex stockholders vote in favor of the merger.

The transaction, expected to close in mid-2026, is subject to customary closing conditions and regulatory approvals, including clearance under the Hart-Scott-Rodino Act and approvals from financial regulators, as well as approval by Intermex’s stockholders. Following completion, the companies expect to implement a coordinated integration plan designed to provide a smooth transition for all customers, agents, and partners.

Advisors:

PJT Partners is serving as exclusive financial advisor and Sidley Austin LLP as legal advisor to Western Union.

Financial Technology Partners LP is serving as financial advisor and Holland & Knight LLP as legal advisor to Intermex.

Lazard Frères & Co. LLC is serving as financial advisor and Cravath, Swaine & Moore LLP as legal advisor to Intermex’s Strategic Alternatives Committee.

Investor and Analyst Conference Call and Presentation:

Western Union will host a conference call and webcast at 8:30 a.m. ET on Monday, August 11, 2025.

The webcast and presentation will be available at https://ir.westernunion.com. Registration for the event is required. Please register at least 15 minutes prior to the scheduled start time. A webcast replay will be available shortly after the event.

To listen to the webcast, please visit the Investor Relations section of Western Union’s website or use the following link: Webcast Link. Alternatively, participants may join via telephone. In the U.S., dial +1 (719) 359-4580, followed by the meeting ID, which is 997 4264 7200, and the passcode, which is 985803. For participants outside the U.S., dial the country number from the international directory, followed by the meeting ID, which is 997 4264 7200, and the passcode, which is 985803.

About Western Union

The Western Union Company (NYSE: WU) is committed to helping people around the world who aspire to build financial futures for themselves, their loved ones and their communities. Our leading cross-border, cross-currency money movement, payments and digital financial services empower consumers, businesses, financial institutions and governments—across more than 200 countries and territories and over 130 currencies—to connect with billions of bank accounts, millions of digital wallets and cards, and a global footprint of hundreds of thousands of retail locations. Our goal is to offer accessible financial services that help people and communities prosper. For more information, visit www.westernunion.com.

Western Union Contacts:

Media Relations:

Amanda Demarest

media@westernunion.com

Investor Relations:

Tom Hadley

WesternUnion.IR@westernunion.com

About Intermex

Founded in 1994, Intermex applies proprietary technology enabling consumers to send money from the United States, Canada, Spain, Italy, the United Kingdom and Germany to more than 60 countries. The Company provides the digital movement of money through a network of agent retailers in the United States, Canada, Spain, Italy, the United Kingdom and Germany; Company-operated stores; our mobile apps; and the Company’s websites. Transactions are fulfilled and paid through thousands of retail and bank locations around the world. Intermex is headquartered in Miami, Florida, with international offices in Puebla, Mexico, Guatemala City, Guatemala, London, England, and Madrid, Spain. For more information about Intermex, please visit www.intermexonline.com.

Intermex Contacts:

Investor Relations Coordinator

Alex Sadowski

IR@intermexusa.com

Safe Harbor Compliance Statement for Forward-Looking Statements

This press release contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,” “targets,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook,” “projects,” “designed to,” and other similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” “could,” and “might” are intended to identify such forward-looking statements. Readers of this press release of The Western Union Company (the “Company,” “Western Union,” “we,” “our,” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2024 and in our subsequent filings with the Securities and Exchange Commission. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement. Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: changes in economic conditions, trade disruptions, or significantly slower growth or declines in the money transfer, payment service, and other markets in which we operate; interruptions in migration patterns or other events, such as public health emergencies, any changes arising as a result of policy changes in the United States and/or other key markets, civil unrest, war, terrorism, natural disasters, or non-performance by our banks, lenders, insurers, or other financial services providers; failure to compete effectively in the money transfer and payment service industry, including among other things, with respect to digital, mobile and internet-based services, card associations, and card-based payment providers, and with digital currencies, including cryptocurrencies; geopolitical tensions, political conditions and related actions, including trade restrictions, tariffs, and government sanctions; deterioration in customer confidence in our business; failure to maintain our agent network and business relationships; our ability to adopt new technology; the failure to realize anticipated financial benefits from mergers, acquisitions and divestitures; decisions to change our business mix; exposure to foreign exchange rates; changes in tax laws, or their interpretation, and unfavorable resolution of tax contingencies; cybersecurity incidents involving any of our systems or those of our vendors or other third parties; cessation of or defects in various services provided to us by third-party vendors; our ability to realize the anticipated benefits from restructuring-related initiatives; our ability to attract and retain qualified key employees; failure to manage credit and fraud risks presented by our agents, clients, and consumers; adverse rating actions by credit rating agencies; our ability to protect our intellectual property rights, and to defend ourselves against potential intellectual property infringement claims; material changes in the market value or liquidity of securities that we hold; restrictions imposed by our debt obligations; liabilities or loss of business resulting from a failure by us, our agents, or their subagents to comply with laws and regulations and regulatory or judicial interpretations thereof; increased costs or loss of business due to regulatory initiatives and changes in laws, regulations, and industry practices and standards; developments resulting from governmental investigations and consent agreements with, or investigations or enforcement actions by, regulators and other government authorities; liabilities resulting from litigation; failure to comply with regulations and evolving industry standards regarding data privacy; failure to comply with consumer protection laws; effects of unclaimed property laws or their interpretation or the enforcement thereof; failure to comply with working capital requirements; changes in accounting standards, rules and interpretations; and other unanticipated events and management’s ability to identify and manage these and other risks. Important factors that could cause Western Union’s or Intermex’s or the combined company’s actual results to differ materially from the results referred to in the forward-looking statements Western Union makes in this release include: the possibility that the conditions to the consummation of the proposed acquisition of Intermex (the “Proposed Acquisition”) will not be satisfied on the terms or timeline expected, or at all; failure to obtain, or delays in obtaining, or adverse conditions related to obtaining stockholder or regulatory approvals sought in connection with the Proposed Acquisition; dependence on key agents and the potential effects of network disruption; the possibility that Western Union may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the Proposed Acquisition; and failure to retain key management of Western Union or Intermex.

Additional Information and Where to Find It

This communication relates to a proposed acquisition (the “Transaction”) of International Money Express, Inc. (“Intermex”) by The Western Union Company (“Western Union”).

In connection with the proposed transaction between Intermex and Western Union, Intermex will file with the Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Intermex stockholders. Intermex may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Intermex may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed with the SEC or will be filed with the SEC by Intermex (when they become available) through the website maintained by the SEC at http://www.sec.gov or from Intermex at its website, www.Intermexonline.com.

Participants in the Solicitation

Intermex, and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Intermex in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Intermex and other persons who may be deemed to be participants in the solicitation of stockholders of Intermex in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the Transaction, which will be filed with the SEC. Additional information about Intermex, the directors and executive officers of Intermex and their ownership of Intermex common stock can also be found in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 27, 2025, and its definitive proxy statement, as amended, as filed with the SEC on May 12, 2025, and other documents subsequently filed by Intermex with the SEC. Free copies of these documents may be obtained as described above. To the extent holdings of Intermex securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the proposed transaction when it is filed with the SEC.